     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6, 1997

                                                      REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                             PEGASUS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                          7389                         75-2605174
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                    3811 TURTLE CREEK BOULEVARD, SUITE 1100
                              DALLAS, TEXAS 75219
                                 (214) 528-5656
                (Address, including zip code, telephone number,
        including area code, of registrant's principal executive office)

                               JOHN F. DAVIS, III
                             PEGASUS SYSTEMS, INC.
                    3811 TURTLE CREEK BOULEVARD, SUITE 1100
                              DALLAS, TEXAS 75219
                                 (214) 528-5656
             (Name, address, including zip code, telephone number,
                   including area code, of agent for service)
                             ---------------------
                                   COPIES TO:

                   GUY KERR                                 KENNETH L. GUERNSEY
                 WHIT ROBERTS                                  JAMIE E. CHUNG
          Locke Purnell Rain Harrell                        MITCHELL R. TRUELOCK
         (A Professional Corporation)                        Cooley Godward LLP
         2200 Ross Avenue, Suite 2200                  One Maritime Plaza, 20th Floor
             Dallas, Texas 75201                      San Francisco, California 94111
                (214) 740-8000                                 (415) 693-2000

                             ---------------------
        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                             ---------------------
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-28595
                                                             ---------

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================
                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
   TITLE OF EACH CLASS OF          AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING    REGISTRATION
SECURITIES TO BE REGISTERED         REGISTERED           SHARE               PRICE                FEE
----------------------------------------------------------------------------------------------------------
Common Stock, $.01 par
   value per share...............    246,150            $13.00             $3,199,950            $970
==========================================================================================================

================================================================================

                                EXPLANATORY NOTE

        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Reg. No. 333-28595) filed by Pegasus Systems, Inc. (the "Company") with the Securities and Exchange Commission on June 5, 1997, as amended by Amendment No. 1 thereto filed on July 11, 1997, Amendment No. 2 thereto filed on August 4, 1997, Amendment No. 3 thereto filed on August 6, 1997 and Amendment No. 4 thereto filed on August 6, 1997 which was declared effective August 6, 1997, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on this 6th day of August, 1997.

                                            PEGASUS SYSTEMS, INC.

                                            By:      /s/ RIC L. FLOYD
                                              ----------------------------------
                                                         Ric L. Floyd
                                                       Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 6, 1997.

                     SIGNATURES                                              TITLE
                     ----------                                              -----

               /s/ JOHN F. DAVIS, III*                   Chief Executive Officer, President and
-----------------------------------------------------      Director (Principal Executive Officer)
                 John F. Davis, III

                /s/ JEROME L. GALANT*                    Chief Financial Officer (Principal Financial
-----------------------------------------------------      and Accounting Officer)
                  Jerome L. Galant

                 /s/ JOHN W. BIGGS*                      Director
-----------------------------------------------------
                    John W. Biggs

                /s/ DONALD R. DIXON*                     Director
-----------------------------------------------------
                   Donald R. Dixon

            /s/ WILLIAM C. HAMMETT, JR.*                 Director
-----------------------------------------------------
               William C. Hammett, Jr.

               /s/ IAN MALCOLM HIGHET*                   Director
-----------------------------------------------------
                 Ian Malcolm Highet

              /s/ ROCKWELL A. SCHNABEL*                  Director
-----------------------------------------------------
                Rockwell A. Schnabel

                /s/ PAUL J. TRAVERS*                     Director
-----------------------------------------------------
                   Paul J. Travers

                 /s/ MARK C. WELLS*                      Director
-----------------------------------------------------
                    Mark C. Wells

                  /s/ BRUCE WOLFF*                       Director
-----------------------------------------------------
                     Bruce Wolff

*By:         /s/ RIC L. FLOYD
     -----------------------------------
                Ric L. Floyd
              Attorney-in-Fact

                               INDEX TO EXHIBITS




Exhibit
Number                  Description
-------                 -----------

 *1.1             Form of Underwriting Agreement

  5.1             Opinion of Locke Purnell Rain Harrell
                  (A Professional Corporation)

 23.1             Consent of Price Waterhouse LLP

 23.2             Consent of Belew Averitt LLP


 23.3             Consent of Locke Purnell Rain Harrell
                  (A Professional Corporation) (included in
                  Exhibit 5.1)


*24.1             Powers of attorney



-----------

* Incorporated by reference to the Company's Registration Statement on Form S-1, as amended, Reg. No. 333-28595.